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                                                                Exhibit 10.13(d)

               AMENDMENT NUMBER 4 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 4 to Purchase Agreement GCT-025/98, dated as of September ___, 1999 ("Amendment No. 4") relates to the Purchase Agreement GCT-025/98 between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Solitair Corp. ("BUYER") dated June 17, 1998 as amended from time to time (together referred to herein as the "Agreement"). This Amendment No. 4 is between EMBRAER and BUYER, collectively referred to herein as the "Parties".

This Amendment No. 4 constitutes an amendment and modification regarding the Confirmation of Option Aircraft Group One, pursuant to Article 31 of the Purchase Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No.4 and the Agreement, this Amendment No.4 shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.    CONFIRMATION OF OPTION AIRCRAFT GROUP ONE

The date for Confirmation of Option Aircraft Group One shall be changed to October 15,1999 and Article 24.is hereby deleted and replaced to read as follows:

      "24.  OPTION FOR THE PURCHASE OF ADDITIONAL EMB-145 AIRCRAFT
            . . . . . . . . . .

      e. CONFIRMATION OF GROUPS ONE AND TWO Buyer's option to purchase Option Group One shall be confirmed [*] the delivery date specified above for the first Option Aircraft of Group Two."

2.    PROGRESS PAYMENT FOR THE FIRST AIRCRAFT OF OPTION GROUP ONE

Notwithstanding the provisions of Article 24.d.2 of the Purchase Agreement, the first progress payment of [*] pursuant to Article 24(d)(1)) for the first Aircraft of Option Group One shall be due and payable on or before [*]

3.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment shall remain valid in full force and effect without any change.

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* Confidential


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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 4 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By /s/ Frederico Fleury Curado                 By  /s/ Frederick Simon
   -----------------------------                  -----------------------------
Name:  Frederico Fleury Curado                 Name:  Frederick Simon
   -----------------------------                  -----------------------------
Title: E.V.P. Commercial                       Title: President
   -----------------------------                  -----------------------------

By  /s/ Flavio Rimoli                          Date:  9-28-99
   -----------------------------                  -----------------------------
Name:   Flavio Rimoli                          Place: Greenwich, CT
   -----------------------------                  -----------------------------
Title: Director of Contracts
   -----------------------------

Date:  9-28-99
     -----------------------------
Place: Sao Jose dos Campos, Brazil
     -----------------------------